EQ ADVISORS TRUST

SUPPLEMENT DATED MARCH 1, 2011 TO THE PROSPECTUS DATED MAY 1, 2010, AS SUPPLEMENTED

This Supplement updates information contained in the Prospectus dated May 1, 2010, as supplemented of EQ Advisors Trust (the “Trust”) regarding the EQ/Templeton Global Equity Portfolio (“Portfolio”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about a change to a sub-adviser (“Adviser”) to the Portfolio.

Information Regarding

EQ/Templeton Global Equity Portfolio

Effective on or about March 1, 2011, Templeton Investment Counsel, LLC (“Templeton Investment”) will replace Templeton Global Advisors Limited (“Templeton Global”) as Adviser to the Portfolio. Templeton Investment is a registered investment adviser with the SEC that provides investment advisory services to registered mutual funds. Effective on or about March 1, 2011, information regarding Templeton Global and the portfolio managers in the “Who Manages the Portfolio – Adviser: Templeton Global Advisors Limited” section of the Prospectus is deleted and replaced with the following information:

Adviser: Templeton Investment Counsel, LLC (“Templeton Investment”)

Portfolio Manager: The Active Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Cindy Sweeting, CFA	Director of Portfolio Management of Templeton Investment	February 2008

Effective on or about March 1, 2011, information regarding Templeton Global and the portfolio managers contained in the “Management of the Trust – The Advisers – Templeton Global Advisors Limited” section of the Prospectus is deleted and replaced with the following information:

Templeton Investment Counsel, LLC (“Templeton Investment”), 500 E. Broward Boulevard, Fort Lauderdale, Florida 33394, is the Adviser to the Active Allocated Portion of the EQ/Templeton Global Equity Portfolio. Templeton is a registered investment adviser with the SEC that provides investment advisory services for registered mutual funds. As of December 31, 2010, Templeton Investment together with its affiliates, had $670 billion in assets under management.

Cindy Sweeting, CFA, Director of Portfolio Management of Templeton Investment, is primarily responsible for the investments of the Active Allocated Portion of the EQ/Templeton Global Equity Portfolio. She has served as a portfolio manager to the Portfolio since February 2008. From January 2008 to February 2011, she was President and Director of Portfolio Management of Templeton Global Advisors Limited. Prior to that time, Ms. Sweeting was Director of Research of the Templeton Global Equity Group. Ms. Sweeting has over 25 years of experience in the investment industry.